Prepayments and other current assets - Schedule of prepayments and other current assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Jan. 01, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Prepayments to suppliers	¥ 300,890		¥ 210,819
Contract cost assets	104,309		192,848
Others	36,284		21,251
Prepayments and other current assets	¥ 441,483	$ 62,181	¥ 424,918	¥ 240,647	¥ 247,411